SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2000


                              STARBASE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



              Delaware                    0-25612                33-0567363
     ----------------------------   --------------------    -----------------
    (State or Other Jurisdiction        (Commission           (IRS Employer
          of Incorporation)              File No.)          Identification No.)



4 Hutton Centre Drive, Suite 800 Santa Ana, CA                        92707-8713
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (714) 445-4400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.ACQUISITION OF ASSETS.

     On March 8, 2000, StarBase Corporation, a Delaware corporation ("StarBase"), acquired (the "Acquisition") all of the outstanding capital stock of Premia Corporation, an Oregon corporation ("Premia"). The Acquisition was effected pursuant to a Stock Purchase Agreement, dated as of March 8, 2000 (the "Stock Purchase Agreement"), among StarBase,
     Premia and the three stockholders of Premia (collectively, the "Sellers").

     Pursuant to the Acquisition, StarBase acquired all of the issued and outstanding capital stock of Premia, consisting of 1,002,000 shares of common stock, in consideration for which StarBase paid to the Sellers 1,869,159 shares of StarBase common stock (the "Shares"). Ten (10%) percent of the Shares, or 186,916 Shares, are being held in escrow under an escrow agreement to satisfy indemnification obligations which may arise under the Stock Purchase Agreement. The foregoing consideration was allocated pro rata among the Sellers based upon their respective ownership of Premia prior to the consummation of the Acquisition.

     The terms of the Acquisition were determined in accordance with the Stock Purchase Agreement and were established through arm's-length negotiations between StarBase and the Sellers.

     Pursuant to the Stock Purchase Agreement, StarBase entered into an employment agreement and non-competition agreement with each of the Sellers.

     The foregoing summary of the terms of the Acquisition and the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto, and incorporated herein by reference.

     Prior to the consummation of the Acquisition, StarBase did not own, directly or indirectly, any of the voting securities of Premia.

ITEM 7.FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  To be filed by amendment.

         (b)      Pro Forma Financial Information.

                  To be filed by amendment.

         (c)      Exhibits.

                                      -2-

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       Exhibit
         No.          Description
         ---          -----------

          2.1 Stock Purchase Agreement, dated as of March 8, 2000, among StarBase, Premia and each of the stockholders of Premia.

          99.1      Press Release dated March 9, 2000.

                                   SIGNATURES

                  Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 23, 2000

                                        STARBASE CORPORATION


                                        By: /s/ Douglas S. Norman
                                           ------------------------------
                                           Name:  Douglas S. Norman
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


        Exhibit
           No.                     Description
           ---                     -----------

          2.1 Stock Purchase Agreement, dated as of March 8, 2000, among StarBase, Premia and each of the stockholders of Premia.

          99.1      Press Release dated March 9, 2000.